Exhibit 10.1

THIRD AMENDMENT
This Third Amendment, dated as of August 18, 2016 (this “Amendment”), to the Credit Agreement, dated as of June 10, 2014 (as amended by the First Amendment, dated as of November 7, 2014, and the Second Amendment, dated as of April 30, 2015, the “Existing Credit Agreement” and, as amended by the amendments contemplated in Section 2 hereof, the “Amended Credit Agreement” and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Emmis Communications Corporation (the “Parent”), Emmis Operating Company (the “Borrower”), the other Credit Parties from time to time party thereto, the Lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), and the other parties party thereto.

W I T N E S S E T H:
WHEREAS, the Parent, the Borrower, the Lenders and the Administrative Agent are parties to the Existing Credit Agreement;
WHEREAS, the Parent, the Borrower, the Subsidiary Guarantors party thereto and the Administrative Agent are parties to that certain Guarantee and Collateral Agreement, dated as of June 10, 2014 (the “Existing Guarantee and Collateral Agreement” and, as amended by this Amendment and as further amended, restated, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”);
WHEREAS, the Borrower has requested that the Existing Credit Agreement and the Existing Guarantee and Collateral Agreement be amended in the manner provided for herein;
WHEREAS, the Required Lenders, the Borrower, the Parent and the Subsidiary Guarantors are willing to agree to the requested amendments subject to the provisions of this Amendment;
NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:
Section 1.    Defined Terms. Unless otherwise defined herein, capitalized terms are used herein as defined in the Existing Credit Agreement.
Section 2    Amendment Effective Date Amendments. As of the Amendment Effective Date (as defined below), the Existing Credit Agreement shall be amended as follows (collectively, the “Amendment Effective Date Amendments”):
(a)    Section 1.01 of the Existing Credit Agreement shall be amended by amending the definition of “Consolidated EBITDA” by replacing the word “and” before clause (n) thereof with “,” and adding a new clause (o) before “, minus” as follows:
“and (o) costs and expenses incurred or reimbursed by the Borrower solely in connection with the investigation, exploration, negotiation, prosecution, defense or documentation of the Going Private Transaction (regardless of whether the Going Private Transaction is consummated) (including, but not limited to, legal, advisory and litigation costs associated therewith and fees and expenses incurred in connection with SEC and other regulatory matters); provided that if the Going Private Transaction is not consummated, the aggregate amount of such costs and expenses added to determine Consolidated EBITDA pursuant to this clause (o) shall not exceed (i) if the Going Private Transaction is approved by a special committee of the Board of Directors of Parent, $8,000,000 or (ii) if the Going Private Transaction is not approved by a special committee of the Board of Directors of Parent, $2,500,000,”
(b)    Section 1.01 of the Existing Credit Agreement shall be amended by inserting the following new defined term in appropriate alphabetical order:
““Going Private Transaction” means any transaction that is intended to result in the Class A common stock of the Parent ceasing to be registered under Securities Exchange Act of 1934.”
(c)    Section 6.08 of the Existing Credit Agreement shall be amended by deleting the word “and” before clause (h) thereof and adding the following new clause (i):
“and (i) the Going Private Transaction and the payment of any costs and expenses incurred or reimbursed by the Borrower in connection with the investigation, exploration, negotiation, prosecution, defense or documentation of the Going Private Transaction (regardless of whether the Going Private Transaction is consummated) (including, but not limited to, legal, advisory and litigation costs associated therewith and fees and expenses incurred in connection with SEC and other regulatory matters).”
Section 3.    Conditions to Effectiveness of the Amendment Effective Date Amendments. The Amendment Effective Date Amendments shall become effective upon the date on which the following conditions precedent have been satisfied or waived (such date, the “Amendment Effective Date”):
(a)    The Administrative Agent shall have received counterparts to this Amendment duly executed by the Parent, the Borrower, the Required Lenders and the Subsidiary Guarantors.
(b)    The Administrative Agent shall have received all fees and expenses for which invoices have been presented at least one Business Day prior to the Amendment Effective Date (including the reasonable fees and expenses of legal counsel), in each case, required to be paid pursuant to the Loan Documents.
Section 4.    Going Private Transaction Amendments. As of the Going Private Transaction Date (as defined below), the Amended Credit Agreement and the Existing Guarantee and Collateral Agreement shall amended as follows (collectively, the “Going Private Transaction Amendments”):
(a)    Section 1.01 of the Amended Credit Agreement shall be amended by amending and restating the definition of “Applicable Margin” to read as follows:
““Applicable Margin” means (a) with respect to the Revolving Facility, (i) 7.00% with respect to ABR Loans and (ii) 8.00% with respect to Eurodollar Loans, (b) with respect to the Term Loan Facility, (i) 7.00% with respect to ABR Loans and (ii) 8.00% with respect to Eurodollar Loans and (c) with respect to any Incremental Facility, the amount set forth in the applicable Increased Facility Activation Notice; provided that, with respect to clauses (i) and (ii) of the definition hereof, 100 basis points of the Applicable Margin shall be PIK Interest.”
(b)    Section 1.01 of the Amended Credit Agreement shall be amended by amending the definition of “Available Amount” by replacing the “.” at the end of clause (b) thereof with “; and” and adding the following new clause (c):
“(c) notwithstanding the foregoing, on the Going Private Transaction Date, the Available Amount shall be deemed to be 0.”

(c)    Section 1.01 of the Amended Credit Agreement shall be amended by amending the definition of “Change in Control” by amending and restating clause (a) thereof to read as follows:
“(a) the failure by the Permitted Holders to own, directly or indirectly, beneficially or of record, Equity Interests representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Parent;”

(d)    Section 1.01 of the Amended Credit Agreement shall be amended by amending the definition of “Change in Control” by deleting the word “or” before clause (f) thereof, replacing the “.” at the end of clause (f) thereof with “; or” and adding the following new clause (g):
“(g) the acquisition by the holders of the Second Lien Notes of direct or indirect control of the Credit Parties following a default under the Second Lien Notes, including as a result of a bankruptcy or insolvency event;”
(e)    Section 1.01 of the Amended Credit Agreement shall be amended by amending clause (k) of the definition of “Consolidated EBITDA” to add the following parenthetical after “Asset Dispositions”:
“(other than Specified Asset Dispositions in accordance with Section 5.15)”
(f)    Section 1.01 of the Amended Credit Agreement shall be amended by amending the definition of “Consolidated EBITDA” by replacing the word “and” before clause (o) thereof with “,” and adding a new clause (p) before “, minus” as follows:
“and (p) losses incurred during such period in connection with the operations of TagStation, LLC since the Going Private Transaction Date in an aggregate amount not in excess of $15,000,000 for all such periods,”
(g)    Section 1.01 of the Amended Credit Agreement shall be amended by amending and restating the definition of “ECF Percentage” to read as follows:
““ECF Percentage” means 90%; provided that with respect to each Fiscal Year, the ECF Percentage shall be reduced to 75% if the Total Senior Secured Leverage Ratio as of the last day of such Fiscal Year is less than 4.00 to 1.00.”
(h)    Section 1.01 of the Amended Credit Agreement shall be amended by amending the definition of “Permitted Refinancing” to revise the language before clause (A) to read as follows:
“means Indebtedness constituting a refinancing or extension of Indebtedness permitted under Sections 6.01(a), (b), (g), (h) and (l) that”
(i)    Section 1.01 of the Amended Credit Agreement shall be amended by amending and restating the definition of “Term Facility Maturity Date” to read as follows:
““Term Maturity Date” means June 30, 2020.”
(j)    Section 1.01 of the Amended Credit Agreement shall be amended by amending and restating the definition of “Unrestricted Subsidiaries” to read as follows:

““Unrestricted Subsidiaries” means collectively, (a) Emmis New York Radio LLC, Emmis New York Radio License LLC, the NextRadio License Subsidiaries and Digonex and (b) any not-for-profit subsidiary, if any. Notwithstanding the foregoing, no Person may be an Unrestricted Subsidiary hereunder if (i) it is a “Guarantor” under any indenture or other document or instrument governing Subordinated Indebtedness or has otherwise guaranteed or given assurances of payment or performance under or in respect of any Indebtedness (including Subordinated Indebtedness) of the Parent, the Borrower or any of the Subsidiaries or (ii) it is a License Subsidiary formed or organized, as applicable, under the laws of the United States.”
(k)    Section 1.01 of the Amended Credit Agreement shall be amended by inserting the following new defined term in appropriate alphabetical order:
““Going Private Transaction Date” shall mean the date on which the Going Private Transaction is consummated.
“PIK Interest” means interest on Indebtedness paid in the form of an increase in the outstanding principal amount of Indebtedness.
“Second Lien Notes” means the senior secured notes issued on the Going Private Transaction Date, which notes shall have terms, taken as a whole, no less favorable to the Borrower and the Credit Parties than those set forth on Exhibit A to the Third Amendment or terms .
“Specified Asset Dispositions” has the meaning set forth in Section 5.15.
“Third Amendment” means that certain Third Amendment to this Agreement, dated as of August 18, 2016, among the Parent, the Borrower, the Subsidiary Guarantors party thereto and the Lenders party thereto.
(l)    Section 1.05(e) of the Amended Credit Agreement shall be amended to add the following proviso at the end thereof:
“provided that in no event shall any such cost savings, expenses or other adjustments pursuant to this clause (e) exceed 15% of the Consolidated EBITDA so acquired or divested.”
(m)    Section 2.10(a)(iii) of the Amended Credit Agreement shall be amended and restated in its entirety to read as follows:
“(iii) to the Administrative Agent for the account of each applicable Lender, on the first Business Day of each calendar quarter (each such date being called a “Repayment Date”) a principal amount of the Term Loans in an amount equal to 1.25% of the principal amount of the Term Loans outstanding as of the Going Private Transaction Date (after giving effect to any Term Loans prepaid in connection therewith), with the remaining balance thereof payable on the Term Maturity Date.”
(n)    The third sentence of Section 2.11(a) of the Amended Credit Agreement shall be amended and restated in its entirety to read as follows:
“All prepayments of Term Loans from the proceeds of a concurrent incurrence of Indebtedness by the Borrower effected (i) on and after the second anniversary of the Going Private Transaction Date but prior to the third anniversary of the Going Private Transaction Date shall be accompanied by a fee payable to the Term Lenders in an amount equal to 2.00% of the aggregate principal amount of the Term Loans so prepaid and (ii) on and after the third anniversary of the Going Private Transaction Date shall be accompanied by a fee payable to the Term Lenders in an amount equal to 3.00% of the aggregate principal amount of the Term Loans so prepaid; provided that, for the avoidance of doubt, no fee shall be payable in connection with any such prepayment prior to the second anniversary of the Going Private Transaction Date; provided, further, that, notwithstanding the foregoing, in the event that the Specified Asset Dispositions are not consummated (or under contract subject only to regulatory approval) on or before the date that is nine months after the Going Private Transaction Date, all such prepayments shall be accompanied by a fee payable to the Term Lenders in an amount equal to 3.00% of the aggregate principal amount of the Term Loans so prepaid.”
(o)    Section 2.11(c)(i) of the Amended Credit Agreement shall be amended and restated in its entirety to read as follows:
“(i)    not later than the 30th day following the receipt thereof by the Parent, the Borrower or any Subsidiary, 100% of the aggregate Net Available Proceeds realized upon all Asset Dispositions and Asset Swaps (other than (x) Asset Dispositions or Assets Swaps permitted by Section 6.03 (other than Sections 6.03(c)(iii) or 6.03(c)(iv)) and (y) Asset Dispositions or Asset Swaps yielding Net Available Proceeds of less than $500,000 in any such Asset Disposition or Asset Swap or series of related Asset Dispositions or related Asset Swaps; provided that the aggregate amount of Net Available Proceeds excluded in any Fiscal Year pursuant to the operation of this clause (y) shall not exceed $1,000,000) in any Fiscal Year of the Borrower; provided that the first $5,000,000 of Net Available Proceeds realized upon Specified Asset Dispositions shall not be subject to this Section 2.11(c)(i);”
(p)    the following new Section 5.15 shall be added to the Amended Credit Agreement:
“SECTION 5.15. Asset Dispositions. Commencing August __, 2016 and ending on or prior to the date that is nine months after the Going Private Transaction Date, the Borrower and its Subsidiaries shall use commercially reasonable efforts to consummate Asset Dispositions in an aggregate amount of not less than $40,000,000 (such Asset Dispositions, the “Specified Asset Dispositions”). All Net Available Proceeds realized upon such Specified Asset Dispositions shall be applied to prepay the Loans in accordance with Section 2.11(c)(i).”
(q)    Section 6.01(h) of the Amended Credit Agreement shall be amended by replacing “$30,000,000” with “5,000,000”.
(r)    Section 6.01 of the Amended Credit Agreement shall be amended by deleting the word “and” at the end of clause (j) thereof, replacing the “.” at the end of clause (k) thereof with “; and” and adding the following new clause (l):
“(l) Indebtedness of any Credit Party in respect of the Second Lien Notes (and any Permitted Refinancing thereof (and any successive Permitted Refinancings thereof)) in an aggregate principal amount outstanding pursuant to this clause 6.01(l) not to exceed the sum of (i) $70,000,000 and (ii) any increase in the principal amount thereof as a result of the payment of PIK Interest.”
(s)    Section 6.02(d) of the Amended Credit Agreement shall be amended by replacing “$5,000,000” with “2,000,000”.
(t)    Section 6.02 of the Amended Credit Agreement shall be amended by deleting the word “and” at the end of clause (j) thereof, replacing the “.” at the end of clause (k) thereof with “; and” and adding the following new clause (l):

“(l) Liens on the Collateral securing the Second Lien Notes (and any Permitted Refinancing thereof (and any successive Permitted Refinancings thereof)); provided that such Liens shall be subject to an intercreditor agreement in form and substance reasonably satisfactory to the Required Lenders.”
(u)    Section 6.03(c) of the Amended Credit Agreement shall be amended by deleting the word “and” at the end of clause (v) thereof, replacing “.” at the end of clause (vi) thereof with “; and” and adding the following new clause (vii):
“(vii) Specified Asset Dispositions in accordance with Section 5.15; provided that in the case of each such Specified Asset Disposition (A) at least 75% of the consideration received by the applicable Credit Party or Subsidiary in connection therewith is in the form of cash or readily marketable cash equivalents and is received upon consummation of such Specified Asset Disposition, (B) each such Specified Asset Disposition is consummated on an arm’s length basis for fair consideration with a non-Affiliate of such Credit Party or Subsidiary and (C) all Net Available Proceeds realized upon such Specified Asset Disposition shall be applied to prepay the Loans in accordance with Section 2.11(c)(i).”
(v)    Section 6.03 of the Amended Credit Agreement shall be amended by adding the following paragraph at the end thereof:
“Notwithstanding anything in this Agreement or the other Credit Documents to the contrary, and for the avoidance of doubt, it is understood and agreed that this Section 6.03 shall not prohibit the Going Private Transaction.”
(w)    Section 6.04(i) of the Amended Credit Agreement shall be amended by replacing “$15,000,000” with “$5,000,000”.
(x)    Section 6.04(n) of the Amended Credit Agreement shall be deleted in its entirety and replaced with the following:
“(n) Investments in Digonex in an amount not to exceed the aggregate amount of such Investments existing on the Going Private Transaction Date;”
(y)    Section 6.07(a)(viii) of the Amended Credit Agreement shall be amended and restated to read as follows:
“(viii)    other Restricted Payments, together with payments pursuant to Section 6.07(b)(v), in an amount not to exceed $10,000,000 so long as (x) no Default or Event of Default exists or would result therefrom and (y) the Total Senior Secured Leverage Ratio is, immediately prior and after giving effect to such Restricted Payment, calculated on a pro forma basis, less than or equal to 3.00 to 1.00; and”
(z)    Section 6.07(b)(v) of the Amended Credit Agreement shall be amended and restated to read as follows:
“(v)    payments of Indebtedness, together with Restricted Payments made pursuant to Section 6.07(a)(viii), in an amount not to exceed $10,000,000 so long as (x) no Default or Event of Default exists or would result therefrom and (y) the Total Senior Secured Leverage Ratio is, immediately prior and after giving effect to such Restricted Payment, calculated on a pro forma basis, less than or equal to 3.00 to 1.00; provided this Section 6.07(b)(v) shall not permit prepayments of the Second Lien Notes (or any Permitted Refinancings thereof).

(aa)    Section 6.07 of the Amended Credit Agreement shall be amended by adding the following clause (c) at the end thereof:
“(c) The Credit Parties will not, and will not permit any of its Subsidiaries to, make or agree to pay or make, directly or indirectly, any payment or other distribution (whether in cash, securities or other property) of or in respect of principal or interest on the Second Lien Notes, or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of the Second Lien Notes, except (1) the payment of principal in respect thereof with the first $5,000,000 of Net Available Proceeds realized upon Specified Asset Dispositions and (2) the payment of regularly scheduled interest payments as and when due in respect thereof; provided that the aggregate amount of any such interest payments payable in cash shall not exceed (i) prior to the second anniversary of the Going Private Transaction Date, $3,000,000 per year and (ii) thereafter, $4,000,000 per year so long as, in the case of this clause (ii), the Borrower shall be in pro forma compliance with the financial covenant set forth in Section 6.17(c); provided, further, that this Section 6.07(c) shall not prohibit any increase in the principal amount of the Second Lien Notes as a result of the payment of PIK Interest.”
(bb)    Section 6.11 of the Amended Credit Agreement shall be amended by replacing the text of clauses (c) and (d) thereof with “[Reserved]” and adding a new clause (f) after clause (e) thereof to read as follows:
“(f) Promptly after the Going Private Transaction Date, Tag Station, LLC (f/k/a TagStation Holdings, LLC) shall become a Credit Party and shall execute a joinder to the Guarantee and Collateral Agreement in accordance with Section 5.13(a).”
(cc)    Section 6.17(b) of the Amended Credit Agreement shall be amended and restated in its entirety to read as follows:
“(b) Commencing with the first Fiscal Quarter ending after the Going Private Transaction Date, the Borrower will not permit the Total Leverage Ratio as of the last day of any Fiscal Quarter set forth below to be more than the applicable ratio set forth below for such Fiscal Quarter:

Fiscal Quarter Ending	Total Leverage Ratio
Each Fiscal Quarter ending on or prior to February 29, 2020	7.75: 1.00
May 31, 2020 and thereafter	6.00:1.00”
(dd)    Section 6.17 of the Amended Credit Agreement shall be amended by changing clause (c) thereof to clause (e) and adding the following new clauses (c) and (d):
“(c) Commencing with the Fiscal Quarter ending May 31, 2017, the Borrower will not permit the Total Senior Secured Leverage Ratio as of the last day of any Fiscal Quarter set forth below to be more than the applicable ratio set forth below for such Fiscal Quarter:

Fiscal Quarter Ending	Total Senior Secured Leverage Ratio
May 31, 2017 through February 28, 2018	4.75:1.00
May 31, 2018	4.00:1.00
August 31, 2018	3.75:1.00
November 30, 2018 through February 28, 2019	3.50:1.00
May 31, 2019 through August 31, 2019	3.25:1.00
November 30, 2019 through February 29, 2020	3.00:1.00
May 31, 2020 and thereafter	2.75:1.00
provided that, notwithstanding the foregoing, in the event that the Specified Asset Dispositions are not consummated (or under contract subject only to regulatory approval) on or before the date that is twelve months after the Going Private Transaction Date, the Total Senior Secured Leverage Ratio levels shall be reduced as set forth below:

Fiscal Quarter Ending	Total Senior Secured Leverage Ratio
May 31, 2017 through February 28, 2018	3.75:1.00
May 31, 2018	3.00:1.00
August 31, 2018	2.75:1.00
November 30, 2018 through February 28, 2019	2.50:1.00
May 31, 2019 through August 31, 2019	2.25:1.00
November 30, 2019 through February 29, 2020	2.00:1.00
May 31, 2020 and thereafter	1.75:1.00
(d) (i) The aggregate amount of Capital Expenditures made by the Credit Parties and its Subsidiaries in each four Fiscal Quarter period (commencing with the first full four Fiscal Quarter period ending after the Going Private Transaction Date) shall not exceed $5,000,000.
(ii) An amount equal to 50% of the Capital Expenditures set forth in Section 6.17(d)(i) in respect of any four Fiscal Quarter period may be carried over for expenditure in the next succeeding four Fiscal Quarter period (but not any other four Fiscal Quarter period); provided that Capital Expenditures made during any four Fiscal Quarter period shall be deemed made, first, in respect of amounts permitted for such four Fiscal Quarter period and second, in respect of amounts carried over from the prior four Fiscal Quarter period pursuant to this Section 6.17(d)(ii).”

(ee)    Section 9.02 of the Amended Credit Agreement shall be amended by replacing the reference to “Section 6.17(c)” therein to “Section 6.17(e)”.
(ff)    Section 1 of the Existing Guarantee and Collateral Agreement shall be amended by amending clause (d) of the definition of “Excluded Assets” to add the words “NextRadio, LLC, Digonex and” before the words “any Subsidiary that is an Excluded Subsidiary solely pursuant to clauses (b), (c) or (g) of the definition thereof);”.
Section 5.    Conditions to Effectiveness of the Going Private Transaction Amendments. The Going Private Transaction Amendments shall become effective upon the date on which the following conditions precedent have been satisfied or waived (such date, the “Going Private Transaction Date”):
(a)    The Going Private Transaction shall have been consummated.
(b)    The Borrower shall have prepaid at least $25,000,000 of Term Loans from the proceeds of the Second Lien Notes and such prepayment shall have been accompanied by a fee payable to the Term Lenders in an amount equal to 1.00% of the aggregate principal amount of the Term Loans so prepaid.
(c)    The Administrative Agent shall have received all fees and expenses for which invoices have been presented at least one Business Day prior to the Going Private Transaction Date (including the reasonable fees and expenses of legal counsel), in each case, required to be paid pursuant to the Loan Documents.
Section 6.    Representations and Warranties.
(a)    As of the Amendment Effective Date, the representations and warranties of the Credit Parties and their Subsidiaries set forth in the Credit Documents are true and correct in all material respects (without duplication of any materiality qualifier contained therein) with the same effect as though made on and as of the Amendment Effective Date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date is true and correct in all material respects only as of such specified date, and that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects).
(b)    At the time of and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
Section 7.    Fees. The Borrower agrees to pay or cause to be paid to the Administrative Agent for the account of each Lender (each, a “Consenting Lender”) that has executed and delivered a counterpart to this Amendment to the Administrative Agent pursuant to the instructions provided by the Administrative Agent prior to 5:00 p.m., New York City time, on August 22, 2016 (the “Consent Deadline”), a consent fee in an amount equal to (x) if the Going Private Transaction is consummated, (i) 0.25% of such Consenting Lender’s Term Loan and Revolving Commitment as of the Consent Deadline, payable on, and subject to the occurrence of, the Going Private Transaction Date and (ii) 0.25% of such Consenting Lender’s Term Loan and Revolving Commitment as of the Consent Deadline, subject to the occurrence of the Going Private Transaction Date and payable on the earlier of (1) the date that is nine months after the Going Private Transaction Date and (2) the date of receipt of the first $10,000,000 of Net Available Proceeds realized upon Specified Asset Dispositions or (y) if the Going Private Transaction is not consummated, 0.50% of such Consenting Lender’s Term Loan and Revolving Commitment as of the Consent Deadline, subject to the approval of the Going Private Transaction by a special committee of the Board of Directors of Parent and payable on March 16, 2017; provided that any fees payable to a Consenting Lender pursuant to this clause (y) shall be credited against any fees payable to a Consenting Lender or its Affiliates in connection with an amendment to the Amended Credit Agreement that includes an amendment to Section 6.17(b) thereof and is executed on or prior to September 16, 2017. Notwithstanding the foregoing, for the avoidance of doubt, no fees shall be payable to the Consenting Lenders pursuant to clause (y) of this Section 7 if the Going Private Transaction is not approved by a special committee of the Board of Directors of Parent.
Section 8.    Continuing Effect; No Other Amendments or Consents. Except as expressly provided herein, all of the terms and provisions of the Existing Credit Agreement and the Existing Guarantee and Collateral Agreement are and shall remain in full force and effect. The amendments provided for herein are limited to the specific subsections of the Existing Credit Agreement and the Existing Guarantee and Collateral Agreement specified herein and shall not constitute a consent, waiver or amendment of, or an indication of the Administrative Agent’s or the Lenders’ willingness to consent to any action requiring consent under any other provisions of the Existing Credit Agreement or the Existing Guarantee and Collateral Agreement or the same subsection for any other date or time period.
Section 9.    Consent and Affirmation of the Subsidiary Guarantors. Each of the Subsidiary Guarantors, in its capacity as a guarantor and pledger under the Guarantee and Collateral Agreement, hereby (i) consents to the execution, delivery and performance of this Amendment and agrees that each of the Guarantee and Collateral Agreement and the other Security Documents is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed on the Amendment Effective Date, except that, on and after the Amendment Effective Date, each reference to “Credit Agreement”, “First Lien Credit Agreement”, “thereunder”, “thereof” or words of like import shall, unless the context otherwise requires, mean and be a reference to the Amended Credit Agreement and (ii) confirms that the Security Documents to which each of the Subsidiary Guarantors is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations.
Section 10.    Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent, in accordance with Section 9.03 of the Existing Credit Agreement.
Section 11.    Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties hereto.
Section 12.    Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto (including by facsimile and electronic (e.g. “.pdf”, or “.tif”) transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.
Section 13.    Interpretation. This Amendment is a Loan Document for the purposes of the Credit Agreement.
Section 14.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
[Signature pages follow.]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

EMMIS OPERATING COMPANY

By:	/s/ Ryan A. Hornaday
	Name:	Ryan A. Hornaday
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

EMMIS COMMUNICATIONS CORPORATION

By:	/s/ Ryan A. Hornaday
	Name:	Ryan A. Hornaday
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

EMMIS RADIO LICENSE, LLC
EMMIS RADIO, LLC
EMMIS LICENSE CORPORATION OF NEW YORK
EMMIS RADIO LICENSE CORPORAION OF NEW YORK
EMMIS RADIO HOLDING CORPORATION
EMMIS RADIO HOLDING II CORPORATION
EMMIS PUBLISHING CORPORATION
LOS ANGELES MAGAZINE HOLDING COMPANY, INC.
MEDIATEX COMMUNICATIONS CORPORATION
EMMIS PUBLISHING, L.P.
ORANGE COAST KOMMUNICATIONS INC.
EMMIS INDIANA BROADCASTING, L.P.
TAGSTATION, LLC.

By:	/s/ Ryan A. Hornaday
	Name:	Ryan A. Hornaday
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

[Signature Page to Third Amendment]

ALM V, Ltd.,
as a Lender
By:	Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

[Signature Page to Third Amendment]

ALM VI, Ltd.,
as a Lender
By:	Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

[Signature Page to Third Amendment]

ALM VII (R), Ltd.,
as a Lender
By:	Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

[Signature Page to Third Amendment]

ALM VII (R)-2, Ltd.,
as a Lender
By:	Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

[Signature Page to Third Amendment]

ALM VII, Ltd.,
as a Lender
By:	Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

[Signature Page to Third Amendment]

ALM VIII, Ltd.,
as a Lender
By:	Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

[Signature Page to Third Amendment]

ALM X, Ltd.,
as a Lender
By:	Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

[Signature Page to Third Amendment]

ALM XI, Ltd.,
as a Lender
By:	Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

[Signature Page to Third Amendment]

ALM XII, Ltd.,
as a Lender
By:	Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

[Signature Page to Third Amendment]

APOLLO AF LOAN TRUST 2012
as a Lender
By:	Apollo Credit Management (Senior Loans) II, LLC, as Portfolio Manager

By:	/s/ Joseph Glatt
	Name:	Joseph Glatt
	Title:	Vice President

[Signature Page to Third Amendment]

Apollo Lincoln Fixed Income Fund, L.P.,
as a Lender
By:	Apollo Lincoln Fixed Income Management, LLC, its investment manager

By:	/s/ Joseph Glatt
	Name:	Joseph Glatt
	Title:	Vice President

[Signature Page to Third Amendment]

Apollo Senior Floating Rate Fund, Inc.,
as a Lender
By:	631203

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

[Signature Page to Third Amendment]

Apollo Tactical Income Fund Inc,
as a Lender
By:	Account 361722

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

[Signature Page to Third Amendment]

Apollo TR US Middle Market Loan, LLC
as a Lender
By:	Apollo Total Return Master Fund LP, its Member
By:	Apollo Total Return Advisors LP, its General Counsel
By:	Apollo Total Return Advisors GP LLC, its General Partner

By:	/s/ Joseph Glatt
	Name:	Joseph Glatt
	Title:	Vice President

[Signature Page to Third Amendment]

CSAA Insurance Exchange,
as a Lender
By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

By:	/s/ Ronald Kaplan
	Name:	Ronald Kaplan
	Title:	Senior Vice President

By:	/s/ Armen Panossian
	Name:	Armen Panossian
	Title:	Managing Director

[Signature Page to Third Amendment]

Missouri Education Pension Trust,
as a Lender
By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

By:	/s/ Ronald Kaplan
	Name:	Ronald Kaplan
	Title:	Senior Vice President

By:	/s/ Armen Panossian
	Name:	Armen Panossian
	Title:	Managing Director

[Signature Page to Third Amendment]

Oaktree CLO 2014-1 Ltd.,
as a Lender
By:	Oaktree Capital Management, L.P.
Its:	Collateral Manager

By:	/s/ Ronald Kaplan
	Name:	Ronald Kaplan
	Title:	Senior Vice President

By:	/s/ Armen Panossian
	Name:	Armen Panossian
	Title:	Managing Director

[Signature Page to Third Amendment]

Oaktree Enhanced Income Funding Series IV, Ltd..,
as a Lender
By:	Oaktree Capital Management, L.P.
Its:	Collateral Manager

By:	/s/ Ronald Kaplan
	Name:	Ronald Kaplan
	Title:	Senior Vice President

By:	/s/ Armen Panossian
	Name:	Armen Panossian
	Title:	Managing Director

[Signature Page to Third Amendment]

Oaktree Senior Loan Fund, L.P.
as a Lender
By:	Oaktree Senior Loan Fund GP, L.P.
Its:	General Partner

By:	Oaktree Fund GP II, L.P.
Its:	Managing Member

By:	/s/ Ronald Kaplan
	Name:	Ronald Kaplan
	Title:	Senior Vice President

By:	/s/ Armen Panossian
	Name:	Armen Panossian
	Title:	Managing Director

[Signature Page to Third Amendment]

Indiana Public Retirement System,
as a Lender
By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

By:	/s/ Ronald Kaplan
	Name:	Ronald Kaplan
	Title:	Senior Vice President

By:	/s/ Armen Panossian
	Name:	Armen Panossian
	Title:	Managing Director

[Signature Page to Third Amendment]

Oaktree CLO 2014-2 Ltd.,
as a Lender
By:	Oaktree Capital Management, L.P.
Its:	Collateral Manager

By:	/s/ Ronald Kaplan
	Name:	Ronald Kaplan
	Title:	Senior Vice President

By:	/s/ Armen Panossian
	Name:	Armen Panossian
	Title:	Managing Director

[Signature Page to Third Amendment]

OAKTREE CLO 2015-1 LTD.,
as a Lender
By:	Oaktree Capital Management, L.P.
Its:	Collateral Manager

By:	/s/ Ronald Kaplan
	Name:	Ronald Kaplan
	Title:	Senior Vice President

By:	/s/ Armen Panossian
	Name:	Armen Panossian
	Title:	Managing Director

[Signature Page to Third Amendment]

Oaktree EIF II Series A1, Ltd.,
as a Lender
By:	Oaktree Capital Management, L.P.
Its:	Collateral Manager

By:	/s/ Ronald Kaplan
	Name:	Ronald Kaplan
	Title:	Senior Vice President

By:	/s/ Armen Panossian
	Name:	Armen Panossian
	Title:	Managing Director

[Signature Page to Third Amendment]

Rivernorth/Oaktree High Income Fund
as a Lender
By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

By:	/s/ Ronald Kaplan
	Name:	Ronald Kaplan
	Title:	Senior Vice President

By:	/s/ Armen Panossian
	Name:	Armen Panossian
	Title:	Managing Director

[Signature Page to Third Amendment]

WM Pool - High Yield Fixed Interest Trust,
as a Lender
By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

By:	/s/ Ronald Kaplan
	Name:	Ronald Kaplan
	Title:	Senior Vice President

By:	/s/ Armen Panossian
	Name:	Armen Panossian
	Title:	Managing Director

[Signature Page to Third Amendment]

OZLM FUNDING, LTD.,
as a Lender
By:	Och-Ziff Loan Management LP, its investment manager
By:	Och-Ziff Loan Management LLC, its General Partner
By:	OZ Management LP, its Member
By:	Och-Ziff Loan Holding Corporation, its General Partner

By:	/s/ Joel Frank
	Name:	Joel Frank
	Title:	Chief Financial Officer

[Signature Page to Third Amendment]

OZLM FUNDING II, LTD.,
as a Lender
By:	Och-Ziff Loan Management LP, its investment manager
By:	Och-Ziff Loan Management LLC, its General Partner
By:	OZ Management LP, its Member
By:	Och-Ziff Loan Holding Corporation, its General Partner

By:	/s/ Joel Frank
	Name:	Joel Frank
	Title:	Chief Financial Officer

[Signature Page to Third Amendment]

OZLM FUNDING III, LTD.,
as a Lender
By:	Och-Ziff Loan Management LP, its investment manager
By:	Och-Ziff Loan Management LLC, its General Partner
By:	OZ Management LP, its Member
By:	Och-Ziff Loan Holding Corporation, its General Partner

By:	/s/ Joel Frank
	Name:	Joel Frank
	Title:	Chief Financial Officer

[Signature Page to Third Amendment]

OZLM FUNDING IV, LTD.,
as a Lender
By:	Och-Ziff Loan Management LP, its investment manager
By:	Och-Ziff Loan Management LLC, its General Partner
By:	OZ Management LP, its Member
By:	Och-Ziff Loan Holding Corporation, its General Partner

By:	/s/ Joel Frank
	Name:	Joel Frank
	Title:	Chief Financial Officer

[Signature Page to Third Amendment]

OZLM FUNDING V, LTD.,
as a Lender
By:	Och-Ziff Loan Management LP, its investment manager
By:	Och-Ziff Loan Management LLC, its General Partner
By:	OZ Management LP, its Member
By:	Och-Ziff Loan Holding Corporation, its General Partner

By:	/s/ Joel Frank
	Name:	Joel Frank
	Title:	Chief Financial Officer

[Signature Page to Third Amendment]

OZLM VI, LTD.,
as a Lender
By:	Och-Ziff Loan Management LP, its investment manager
By:	Och-Ziff Loan Management LLC, its General Partner
By:	OZ Management LP, its Member
By:	Och-Ziff Loan Holding Corporation, its General Partner

By:	/s/ Joel Frank
	Name:	Joel Frank
	Title:	Chief Financial Officer

[Signature Page to Third Amendment]

OZLM VII, LTD.,
as a Lender
By:	Och-Ziff Loan Management LP, its investment manager
By:	Och-Ziff Loan Management LLC, its General Partner
By:	OZ Management LP, its Member
By:	Och-Ziff Loan Holding Corporation, its General Partner

By:	/s/ Joel Frank
	Name:	Joel Frank
	Title:	Chief Financial Officer

[Signature Page to Third Amendment]

OZLM VIII, LTD.,
as a Lender
By:	Och-Ziff Loan Management LP, its investment manager
By:	Och-Ziff Loan Management LLC, its General Partner
By:	OZ Management LP, its Member
By:	Och-Ziff Loan Holding Corporation, its General Partner

By:	/s/ Joel Frank
	Name:	Joel Frank
	Title:	Chief Financial Officer

[Signature Page to Third Amendment]

OZLM IX, LTD.,
as a Lender
By:	Och-Ziff Loan Management LP, its investment manager
By:	Och-Ziff Loan Management LLC, its General Partner
By:	OZ Management LP, its Member
By:	Och-Ziff Loan Holding Corporation, its General Partner

By:	/s/ Joel Frank
	Name:	Joel Frank
	Title:	Chief Financial Officer

[Signature Page to Third Amendment]

OZLM XI, LTD.,
as a Lender
By:	Och-Ziff Loan Management LP, its investment manager
By:	Och-Ziff Loan Management LLC, its General Partner
By:	OZ Management LP, its Member
By:	Och-Ziff Loan Holding Corporation, its General Partner

By:	/s/ Joel Frank
	Name:	Joel Frank
	Title:	Chief Financial Officer

[Signature Page to Third Amendment]

OZLM XII, LTD.,
as a Lender
By:	Och-Ziff Loan Management LP, its investment manager
By:	Och-Ziff Loan Management LLC, its General Partner
By:	OZ Management LP, its Member
By:	Och-Ziff Loan Holding Corporation, its General Partner

By:	/s/ Joel Frank
	Name:	Joel Frank
	Title:	Chief Financial Officer

[Signature Page to Third Amendment]

OZLM XIII, LTD.,
as a Lender
By:	Och-Ziff Loan Management LP, its investment manager
By:	Och-Ziff Loan Management LLC, its General Partner
By:	OZ Management LP, its Member
By:	Och-Ziff Loan Holding Corporation, its General Partner

By:	/s/ Joel Frank
	Name:	Joel Frank
	Title:	Chief Financial Officer

[Signature Page to Third Amendment]

OZLM XIV, LTD.,
as a Lender
By:	Och-Ziff Loan Management LP, its investment manager
By:	Och-Ziff Loan Management LLC, its General Partner
By:	OZ Management LP, its Member
By:	Och-Ziff Loan Holding Corporation, its General Partner

By:	/s/ Joel Frank
	Name:	Joel Frank
	Title:	Chief Financial Officer

[Signature Page to Third Amendment]

ASF1 Loan Funding LLC,
as a Lender
By:	Citibank, N.A.,

By:	/s/ Lauri Pool
	Name:	Lauri Pool
	Title:	Associate Director

[Signature Page to Third Amendment]

15th Street Loan Funding LLC,
as a Lender
By:	Citibank, N.A.,

By:	/s/ Lauri Pool
	Name:	Lauri Pool
	Title:	Associate Director

[Signature Page to Third Amendment]

US BANK N.A., solely as trustee of the DOLL Trust (for qualified investors only), (and not in its individual capacity)
By:	Octagon Credit Investors, LLC as Portfolio Manager
as a Lender

By:	/s/ Margaret B. Harvey
	Name:	Margaret B. Harvey
	Title:	Managing Director of Portfolio Administration

[Signature Page to Third Amendment]

Octagon Senior Secured Credit Master Fund Ltd.
By:	Octagon Credit Investors, LLC as Investment Manager
as a Lender

By:	/s/ Margaret B. Harvey
	Name:	Margaret B. Harvey
	Title:	Managing Director of Portfolio Administration

[Signature Page to Third Amendment]

Octagon Delaware Trust 2011
By:	Octagon Credit Investors, LLC as Portfolio Manager
as a Lender

By:	/s/ Margaret B. Harvey
	Name:	Margaret B. Harvey
	Title:	Managing Director of Portfolio Administration

[Signature Page to Third Amendment]

Octagon Investment Partners XVIII, Ltd.
By:	Octagon Credit Investors, LLC as Collateral Manager
as a Lender

By:	/s/ Margaret B. Harvey
	Name:	Margaret B. Harvey
	Title:	Managing Director of Portfolio Administration

[Signature Page to Third Amendment]

Octagon Investment Partners XV, Ld.
By:	Octagon Credit Investors, LLC as Collateral Manager
as a Lender

By:	/s/ Margaret B. Harvey
	Name:	Margaret B. Harvey
	Title:	Managing Director of Portfolio Administration

[Signature Page to Third Amendment]

Octagon Investment Partners XX, Ltd
By:	Octagon Credit Investors, LLC as Portfolio Manager
as a Lender

By:	/s/ Margaret B. Harvey
	Name:	Margaret B. Harvey
	Title:	Managing Director of Portfolio Administration

[Signature Page to Third Amendment]

Octagon Investment Partners XXIII, Ltd
By:	Octagon Credit Investors, LLC as Collateral Manager
as a Lender

By:	/s/ Margaret B. Harvey
	Name:	Margaret B. Harvey
	Title:	Managing Director of Portfolio Administration

[Signature Page to Third Amendment]

Octagon Loan Funding Ltd.
By:	Octagon Credit Investors, LLC as Collateral Manager
as a Lender

By:	/s/ Margaret B. Harvey
	Name:	Margaret B. Harvey
	Title:	Managing Director of Portfolio Administration

[Signature Page to Third Amendment]

Octagon Investment Partners XXI, Ltd
By:	Octagon Credit Investors, LLC as Collateral Manager
as a Lender

By:	/s/ Margaret B. Harvey
	Name:	Margaret B. Harvey
	Title:	Managing Director of Portfolio Administration

[Signature Page to Third Amendment]

Everest Funding, LLC
as a Lender

By:	/s/ Jonathan M. Barnes
	Name:	Jonathan M. Barnes
	Title:	Vice President

[Signature Page to Third Amendment]

Apollo Trading, LLC
as a Lender

By:	/s/ Jonathan M. Barnes
	Name:	Jonathan M. Barnes
	Title:	Vice President

[Signature Page to Third Amendment]

INDABA CAPITAL FUND, L.P.,
as a Lender
By:	Indaba Partners, LLC, its general partner

By:	/s/ Anthony Hassan
	Name:	Anthony Hassan
	Title:	Chief Operating Officer and Chief Financial Officer

[Signature Page to Third Amendment]

Exhibit A

Second Lien Notes Term Sheet